INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
[_]  Preliminary Information Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2)
[X]  Definitive Information Statement



                              CAMDEN MINES LIMITED
                          -----------------------------
                (Name of Registrant as Specified in its Charter)

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          applies:________.
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     previously.  Identify the previous filing by registration  statement number or the Form or Schedule and the date of its filing.
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     (4)  Date Filed: __________

                              CAMDEN MINES LIMITED
                           505 Burrard St., Suite 1880
                  Vancouver, British Columbia, Canada, V6E 3X2


                              INFORMATION STATEMENT
                                      Dated
                                September 9, 2004


                                     GENERAL

     This Information Statement is being circulated to the shareholders of Camden Mines Limited, a Nevada corporation (the "Company"), in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Company's $0.00001 par value common stock (the "Common Stock").

     WE ARE NOT  ASKING YOU FOR A PROXY AND YOU ARE  REQUESTED  NOT TO SEND US A
     ---------------------------------------------------------------------------
PROXY.
------

     As more completely described below, the matters upon which action is proposed to be taken are: (i) to approve an amendment to the Articles of Incorporation to effectuate an increase in authorized shares of common stock of the Company from 100,000,000 shares to 500,000,000 shares; (ii) to approve an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Xinhua China Ltd."; (iii) to approve a stock option and incentive plan for key personnel of the Company (the "Stock Option Plan"); (iv) to ratify the appointment of Xianping Wang, Henry Jung, Reg Handford, Edward Wong and Peter Shandro as directors and to serve as directors of the Company until the next annual meeting of the Company's shareholders or until their successors have been elected and qualified; and (v) to ratify the selection of auditors for the fiscal year ending June 30, 2005.

     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is October 12, 2004, at 10:00 a.m. (Pacific Time) at 505 Burrard St., Suite 1880, Vancouver, British Columbia, Canada, V6E 3X2.

     This information statement is being first sent or given to security holders on approximately September 20, 2004.


                       VOTING SECURITIES AND VOTE REQUIRED

     On September 4, 2004, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholders' consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 61,056,375 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of Shareholders of ten (10) or less shareholders of the Company holding at least 30,528,188 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is September 6, 2004 (the "Record Date").

     The matters upon which action is proposed to be taken are: (i) the approval of an amendment to the Articles of Incorporation to effectuate an increase in authorized shares of common stock of the Company from 100,000,000 shares to 500,000,000; (ii) the approval of an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Xinhua China Ltd."; (iii) the approval of the adoption of the Stock Option Plan for key personnel; (iv) the ratification of the appointment of the following persons as directors and to serve as directors of the Company until the next annual meeting of the Company's shareholders or until their successors have been elected and qualified: Xianping Wang, Henry Jung, Reg Handford, Edward Wong and Peter Shandro; and (v) the ratification of the selection of Moore Stephens Ellis Foster Ltd. as the Company's independent public accountants for the fiscal year ending June 30, 2005.

     The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
---------------            ---              -----------------------------------

Xianping Wang              44               President, CEO and a Director

Henry Jung                 53               CFO and a Director

Reg Handford               58               Secretary, Treasurer and a Director

Edward Wong                38               Director

Peter Shandro              60               Director

------------------------------

     XIANPING WANG has been a Director of the Company since August 5, 2004 and has been the President and CEO of the Company since September 4, 2004. In addition, Mr. Wang is the President of Asia-Durable (Beijing) Investments Co., Ltd., which is a company that has successfully invested in construction and development projects as well as biotechnology research. From 1997 to 2002, Mr. Wang was the President of Beijing New Fortune Investment Co., Ltd., which is a company that has invested in real estate and other profitable projects such as

Chongqing Wanli Storage Battery Co., Ltd. and Shenzhen Technology Co., Ltd. Mr. Wang helped Chongqing Wanli Storage Battery Co., Ltd. and Shenzhen Technology Co., Ltd. to become publicly listed companies on Chinese stock markets in Shanghai and Shenzhen. Mr. Wang received an Engineering Bachelor Degree from Navy Engineering Institute in 1978 and an Economics Master Degree from Tsinghua University in 1990.

     HENRY JUNG has been a Director of the Company since September 3, 2004 and the Chief Financial Officer since September 4, 2004. Mr. Henry Jung is as a self employed Chartered Accountant engaged by various public and private companies to assist them in a controllership and financial advisory capacity. These services include preparation of financial budgets and forecasts in addition to management of operating budgets and overseeing project programs. Mr. Jung obtained a Bachelor of Commerce Degree from the University of British Columbia in 1974. In addition to being a Chartered Accountant, he has completed the Canadian Institute of Chartered Accountants in Depth Tax Course in 1979 and continued his studies with various professional development courses with the British Columbia Institute of Chartered Accountants. Mr. Jung has not been a director of any other reporting issuer.

     REG HANDFORD has been a Director of the Company since September 3, 2004 and the Secretary and Treasurer since September 4, 2004. Mr. Reg Handford has been a self employed business consultant providing management, corporate relations and compliance services to public and private companies since 2001. Mr. Handford is currently the President of Ardent Mines Limited and Raglan Mines Limited, two prospective mining exploration companies, neither of which are yet listed on a stock exchange. From October 2001 through May 2003, Mr. Handford was the President of Bright Star Ventures Ltd., a company with a platinum-group minerals exploration target near Princeton, British Columbia. Bright Star Ventures Ltd. is listed on the TSX Venture Exchange. From 1999 to 2001 Mr. Handford was an editing and marketing person for ChinaWeb a subsidiary of Stock Exchange Executive Council, a quasi-governmental organization that is charged with disseminating news, information and quotes from China's stock markets both domestically and internationally. From 1998 to 1999 Mr. Handford was a pro trader at Levesque Securities Ltd. located in Vancouver, Canada. In addition, Mr. Handford has 17 years experience as a stock broker in Vancouver, Canada, and 10 years of personal investing experience as well as management positions in publicly traded companies, both in mining and in technology. Mr. Handford obtained a Bachelors of Science Degree with a concentration in mathematics from the University of British Columbia in 1968 and a Masters of Science Degree in mathematical logic from Simon Fraser University in 1971. Furthermore, Mr. Handford has completed the Canadian Securities Course in 1973, the Canadian Options Course in 1981, the Vancouver Stock Exchange Pro Trader Course in 1998 and the Trader Training Course in 1998.

     EDWARD WONG has been a Director of the Company since September 3, 2004. Mr. Edward Wong is a self employed trial lawyer who appears at all levels of court in the Province of British Columbia, Canada on civil litigation matters including commercial, employment, trademark and family matters. Mr. Wong has been called and admitted to The Law Society of Upper Canada (Ontario, Canada) and The Law Society of British Columbia. Mr. Wong received a Bachelor of Laws from the University of Western Ontario in 1989 and a Bachelor of Arts with Distinction from Carleton University in 1986. From 1996 to 2003, Mr. Wong was a director of Junior Achievement of British Columbia, including a term as chairman. Mr. Wong is a past member of the executive committee of Junior Achievement of Canada. Mr. Wong was not been a director of any other reporting issuer.

     PETER SHANDRO has been a Director of the Company since September 3, 2004. Mr. Peter Shandro is a self employed business consultant. From 1999 to 2003 he was the CEO of XML Global Technologies, Inc., a software development company focused on data transformation and web-based transactional solutions. XML global Technologies is listed on the Over-the-Counter Bulletin Board. Mr. Shandro has business development, corporate finance, public offering and strategic planning experience in manufacturing, distribution, retail, medical devices, software development, transportation and oil and gas exploration, both as a principal and consultant through Wes-Sport Holdings Ltd., a company he founded in 1981. Mr. Shandro obtained a Bachelors of Science Degree with a concentration in Chemistry from the University of Alberta in 1965.

     For further information concerning the officers and directors, please see "RATIFICATION OF FIVE (5) PERSONS TO SERVE AS DIRECTORS OF THE COMPANY - Information Concerning Directors."

AUDIT COMMITTEE

     As of the date of this Statement, our audit committee consisted of the following directors:

     Henry Jung
     Peter Shandro
     Edward Wong

     Peter Shandro and Edward Wong are deemed independent members of the audit committee. Henry Jung, a member on the current audit committee also holds the position of CFO of the Company. Our audit committee is responsible for: (i) selection and oversight of our independent accountant; (ii) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (iii) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (iv) engaging outside advisors; and (v) funding for the outside auditory and any outside advisors engagement by the audit committee.

     The Board of Directors considered whether the independent principal accountant is independent, and concluded that the auditor for the previous fiscal year ended June 30, 2004 was independent.

AUDIT FEES

     The aggregate fees billed for each of the last two years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB's, and services that are normally provided by the accountant in connection with statutory and regulatory engagements for those fiscal years was approximately $6,500.00

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal year ended June 30, 2004, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may include, but is not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During fiscal year ended June 30, 2004, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

CLASS OF STOCK    NAME                                  AMOUNT AND NATURE OF       PERCENT
                                                        BENEFICIAL OWNERSHIP     OF OWNERSHIP
---------------------------------------------------------------------------------------------
                                                                (1)
Common Stock      Xianping Wang                             45,000,000             73.70%
                  B-26F Oriental Kenzo, No. 48
                  Dongzhimenwai, Dongcheng District
                  Beijing, China  100027

Common Stock      Henry Jung                                    Nil                    0%
                  505 Burrard St., Suite 1880
                  Vancouver, B.C.
                  Canada, V7X 1M6

                                                                (1)
Common Stock      Reg Handford                                  12,000              0.02%
                  505 Burrard St., Suite 1880
                  Vancouver, B.C.
                  Canada, V7X 1M6

                                                               (1)(2)
Common Stock      Peter Shandro                                 20,000              0.03%
                  609 Granville St. Suite 880
                  P.O. Box 10321, Pacific Centre
                  Vancouver, B.C.
                  Canada, V7Y 1G5






                                       -7-


                                                               (1)(3)
Common Stock      Edward Wong                                   20,000              0.03%
                  1045 Howe St., Suite 400
                  Vancouver, B.C.
                  Canada, V6Z 2A9

                                                                (1)
Common Stock      All officers and directors                45,052,000             73.78%
                  as a group (5 persons)
---------------------------------------------------------------------------------------------

(1)  These are restricted shares of common stock.

(2) These shares are owned directly by Mr. Peter Shandro's wife, and therefore, indirectly by Mr. Shandro. Mr. Shandro has shared voting and investment control over these shares.

(3) These shares are owned directly by Mr. Edward Wong's wife, and therefore, indirectly by Mr. Wong. Mr. Wong has shared voting and investment control over these shares.


                             EXECUTIVE COMPENSATION

The following table sets forth in summary form all the compensation awarded to, earned by, or paid to our Directors and Executive Officers during the fiscal year ended June 30, 2004.

                                                  Other     Re-        Securities             All
Name and                                          Annual    stricted   Underlying             Other
Principal               Fiscal                    Compen-   Stock      Options/     LTIP      Compen-
Position                Year     Salary   Bonus   sation    Awards     SARs         Payouts   sation
---------               ------   ------   -----   -------   --------   ----------   -------   -------
Hugh Grenfal(1)         2004     Nil      $0.00   $0.00     None       None         None      None
President, Treasurer
and Director

Sergei Stetsenko(2)     2004     Nil      $0.00   $0.00     None       None         None      None
Secretary and
Director

(1) Mr. Hugh Grenfal was appointed the President, Treasurer and a director of the Company on September 24, 1999. Mr. Grenfal has resigned as a director and from all officer positions of the Company on September 3, 2004.

(2) Mr. Sergei Stetsenko was appointed the Secretary and a director of the Company on September 24, 1999. Mr. Stetsenko has resigned as a director and Secretary of the Company on September 3, 2004.

     Officers and directors of the Company are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are currently a party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, or profit sharing plans.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts are intended to be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's shares of common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the Forms 3, 4, and 5 furnished to the Company for the fiscal year ended June 30, 2004, the Company has determined that its directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except as described below.

     Mr. Xianping Wang, failed to timely file his initial Form 3 relating to his acquisition of 45,000,000 shares of common stock of the Company in aggregate from Mr. Hugh Grenfal and Mr. Sergei Stetsenko on August 5, 2004, due to problems with attempting to apply for and receive EDGAR codes. Mr. Wang filed his Form 3 on August 12, 2004. In addition, Mr. Henry Jung failed to timely file his initial Form 3 relating to his appointment as a Director of the Company on September 3, 2004 due to an error in his EDGAR codes. Mr. Jung intends to file his Form 3 in the very near future. Furthermore, Mr. Peter Shandro failed to timely file his initial Form 3 relating to his appointment as a Director of the Company on September 3, 2004 due to the unknown expiry of his EDGAR codes. Mr. Shandro intends to file his Form 3 in the very near future.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of the current directors of the Company, and as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who are currently a director or officer of the Company, that oppose any action to be taken by the Company.


                     APPROVAL OF A PROPOSED AMENDMENT TO THE
               ARTICLES OF INCORPORATION TO EFFECTUATE AN INCREASE
                  IN THE AUTHORIZED SHARES OF COMMON STOCK FROM
                    100,000,000 SHARES TO 500,000,000 SHARES

     The Board of Directors of the Company, at a special meeting held on September 4, 2004, authorized and approved, subject to shareholder approval, an increase in the authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares. By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article Fourth changing the text to:

          "The amount of the total authorized capital stock of the corporation is Five Thousand Dollars ($5,000.00) consisting of Five Hundred Million (500,000,000) shares of common stock of the par value of $0.00001 each."

REASONS FOR THE INCREASE IN THE AUTHORIZED CAPITAL

     The Company currently has authorized Common Stock of 100,000,000 shares. As of September 6, 2004, there were a total of 61,056,375 shares of Common Stock issued and outstanding. However, the Company intends to acquire a majority ownership of an active business which may result in the issuance of a considerable amount of shares. In addition, the Company intends to raise capital through private placement offerings which may result in the issuance of a considerable amount of shares. Furthermore, the Company wishes to reserve 20,000,000 shares of Common Stock in connection with the Company's Stock Option Plan (See proposal #3 - approval of the Stock Option Plan for key personnel below). Therefore, the Company anticipated that it will need to have an authorized capital in excess of 100,000,000 shares of Common Stock in order to be able to honor these various obligations. However, at this time, the Company does not have any plans to issue any unallotted authorized capital.

     In addition to the obligations and anticipation to issue Common Stock described above, the Board of Directors believes it is in the best interests of the Company and its shareholders for the Company to have a reasonable reserve of authorized but unissued shares of common stock in order to allow for future stock issuances.

     The additional shares of Common Stock described above will enhance our flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions of property and securities of other companies, financings, and other corporate purposes.

     The Board of Directors is not proposing the increase in the authorized shares of Common Stock with the intention of using the shares for anti-takeover purposes. It is possible, however, that the additional shares could be used in the future to discourage an attempt to acquire or take control of the Company.

     No shareholder of the Company has any preemptive right to acquire any of the additional authorized shares, so the issuance of the additional authorized shares may correspondingly dilute the percentage interests of current shareholders.

BOARD RECOMMENDATION

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to increase the authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares. The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares and each of the resolutions with respect thereto set forth in Exhibit A hereto.


                     APPROVAL OF A PROPOSED AMENDMENT TO THE
                ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE
                  IN NAME OF THE COMPANY TO "XINHUA CHINA LTD."

NAME CHANGE

     Due to the Company's recent change of control and majority ownership by Mr. Xianping Wang, who is Chinese and resides in China, the Board of Directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Camden Mines Limited to Xinhua China Ltd. in order to provide the Company with stronger negotiating ability in attempts to acquire a majority ownership of an active business in China.

     The Board of Directors approved a resolution to amend the Certificate of Incorporation on September 4, 2004 to change the Company's name to Xinhua China Ltd., subject to shareholder approval. By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article First changing the text to:

          "The name of the corporation is Xinhua China Ltd."

     After the name change, it is anticipated that the Company's trading symbol for the Bulletin Board will be changed from CNMN.

     Management expects formal implementation of the name change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the shareholder resolution.


                      APPROVAL OF THE STOCK OPTION PLAN FOR
                          KEY PERSONNEL OF THE COMPANY

     On September 4, 2004, the Board of Directors of the Company unanimously approved and adopted a stock option and incentive plan (the "Stock Option Plan"), which is attached hereto as Exhibit C. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan, stock options, stock awards, cash awards or other incentives (the "Stock Options and Incentives") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee, consultant or advisor of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine (i) the persons to be granted Stock Options and Incentives; (ii) the Fair Market Value of the Company's shares; (iii) the exercise price per share of options to be granted; (iv) the number of shares to be represented by each option or incentive award; (v) the time or times at which options and incentive awards shall be granted; (vi) the interpretation of the Stock Option Plan; (vii) whether to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan; (viii) the term and provisions or each option and incentive award granted (which need not be identical) and, with the consent of the grantee thereof, modify or amend such option or incentive award; (ix) whether to accelerate or defer (with the consent of the grantee) of the exercise date of any option or incentive award; (x) the person to execute on behalf of the Company any instrument required to effectuate the grant of an option or incentive award previously granted by the Board; (xi) whether to accept or reject the election made by a grantee pursuant to Section 7.5 of the Stock Option Plan; and (xii) all other determinations deemed necessary or advisable for the administration of the Stock Option Plan. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options and Incentives to a total number of shares of common stock of the Company, not to exceed Twenty Million (20,000,000) shares of common stock of the Company as at the date of adoption by the Board of Directors of the Stock Option Plan.

     In the event an optionee who is a director, officer, employee (employee also encompasses consultants and advisors where such is appropriate or where such is intended by the Board or by a particular grant under the Stock Option
Plan) (each an "Employee") of the Company has his employment terminated by the Company, except if such termination is voluntary or occurs due to retirement with the consent of the Board or due to death or disability, then the option, to the extent not exercised, shall terminate on the date on which the Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his option at any time within three (3) months after the date he ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that the Employee was not entitled to exercise the Option at the date of such termination, or if he does not exercise such option (which he was entitled to exercise) within the time specified herein, the option shall terminate. In no event may the period of exercise in the case of incentive options extend more than three (3) months beyond termination of employment.

     In the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may exercise his option at any time within six (6) months from the date of termination, but only to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the option at the date of termination, or if he does not exercise such option (which he was entitled to exercise) within the time specified herein, the option shall terminate. In no event may the period of exercise in the case of an incentive option extend more than six (6) months beyond the date the Employee is unable to continue employment due to such disability.

     In the event an optionee dies during the term of the option and is at the time of his death an Employee who shall have been in continuous status as an Employee since the date of grant of the option, the option may be exercised at any time within six (6) months following the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that an optionee was entitled to exercise the option on the date of death, or if the optionee's estate, or person who acquired the right to exercise the option by bequest or inheritance, does not exercise such option (which he was entitled to exercise) within the time specified herein, the option shall terminate. In no event may the period of exercise in the case of an incentive option extend more than six (6) months beyond the date of the Employee's death.

     Except to the extent otherwise expressly provided in an award, the right to acquire shares or other assets under the Stock Option Plan may not be assigned, encumbered or otherwise transferred by an optionee and any attempt by an optionee to do so will be null and void. However Stock Options and Incentives granted under this Stock Option Plan may be transferred by an optionee by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. Unless assigned in accordance with the terms of an award, options and other awards granted under this Stock Option Plan may not be exercised during an optionee's lifetime except by the optionee or, in the event of the optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the optionee under state law and court supervision.

     As of the date of this Information Statement, no Stock Options and/or Incentives have been granted. Upon approval by the shareholders of the Stock Option Plan, the Board of Directors will be authorized, without further shareholder approval, to grant such Stock Options and Incentives from time to time to acquire up to an aggregate of 20,000,000 shares of the Company's restricted common stock.

BOARD APPROVAL

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to adopt the Stock Option Plan. The Board of Directors recommends approval of the Stock Option Plan and approval of each of the resolutions with respect thereto set forth in Exhibit A hereto.


                   RATIFICATION OF THE APPOINTMENT OF FIVE (5)
                  PERSONS TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The Company's bylaws provide that the number of directors of the Company shall be no less than one (1) nor more than thirteen (13). The number of directors presently authorized by resolution of the Board of Directors shall be five (5).

INFORMATION CONCERNING DIRECTORS

     XIANPING WANG has been a Director of the Company since August 5, 2004 and has been the President and CEO of the Company since September 4, 2004. In addition, Mr. Wang is the President of Asia-Durable (Beijing) Investments Co., Ltd., which is a company that has successfully invested in construction and development projects as well as biotechnology research. From 1997 to 2002, Mr. Wang was the President of Beijing New Fortune Investment Co., Ltd., which is a company that has invested in real estate and other profitable projects such as Chongqing Wanli Storage Battery Co., Ltd. and Shenzhen Technology Co., Ltd. Mr. Wang helped Chongqing Wanli Storage Battery Co., Ltd. and Shenzhen Technology Co., Ltd. to become publicly listed companies on Chinese stock markets in Shanghai and Shenzhen. Mr. Wang received an Engineering Bachelor Degree from Navy Engineering Institute in 1978 and an Economics Master Degree from Tsinghua University in 1990.

     HENRY JUNG has been a Director of the Company since September 3, 2004 and the Chief Financial Officer since September 4, 2004. Mr. Henry Jung is as a self employed Chartered Accountant engaged by various public and private companies to assist them in a controllership and financial advisory capacity. These services include preparation of financial budgets and forecasts in addition to management of operating budgets and overseeing project programs. Mr. Jung obtained a Bachelor of Commerce Degree from the University of British Columbia in 1974. In addition to being a Chartered Accountant, he has completed the Canadian Institute of Chartered Accountants in Depth Tax Course in 1979 and continued his studies with various professional development courses with the British Columbia Institute of Chartered Accountants. Mr. Jung has not been a director of any other reporting issuer.

     REG HANDFORD has been a Director of the Company since September 3, 2004 and the Secretary and Treasurer since September 4, 2004. Mr. Reg Handford has been a self employed business consultant providing management, corporate relations and compliance services to public and private companies since 2001. Mr. Handford is currently the President of Ardent Mines Limited and Raglan Mines Limited, two prospective mining exploration companies, neither of which are yet listed on a stock exchange. From October 2001 through May 2003, Mr. Handford was the President of Bright Star Ventures Ltd., a company with a platinum-group minerals exploration target near Princeton, British Columbia. Bright Star Ventures Ltd. is listed on the TSX Venture Exchange. From 1999 to 2001 Mr. Handford was an editing and marketing person for ChinaWeb a subsidiary of Stock Exchange Executive Council, a quasi-governmental organization that is charged with disseminating news, information and quotes from China's stock markets both domestically and internationally. From 1998 to 1999 Mr. Handford was a pro trader at Levesque Securities Ltd. located in Vancouver, Canada. In addition, Mr. Handford has 17 years experience as a stock broker in Vancouver, Canada, and 10 years of personal investing experience as well as management positions in publicly traded companies, both in mining and in technology. Mr. Handford obtained a Bachelors of Science Degree with a concentration in mathematics from the University of British Columbia in 1968 and a Masters of Science Degree in mathematical logic from Simon Fraser University in 1971. Furthermore, Mr. Handford has completed the Canadian Securities Course in 1973, the Canadian Options Course in 1981, the Vancouver Stock Exchange Pro Trader Course in 1998 and the Trader Training Course in 1998.

     EDWARD WONG has been a Director of the Company since September 3, 2004. Mr. Edward Wong is a self employed trial lawyer who appears at all levels of court in the Province of British Columbia, Canada on civil litigation matters including commercial, employment, trademark and family matters. Mr. Wong has been called and admitted to The Law Society of Upper Canada (Ontario, Canada) and The Law Society of British Columbia. Mr. Wong received a Bachelor of Laws from the University of Western Ontario in 1989 and a Bachelor of Arts with Distinction from Carleton University in 1986. From 1996 to 2003, Mr. Wong was a director of Junior Achievement of British Columbia, including a term as chairman. Mr. Wong is a past member of the executive committee of Junior Achievement of Canada. Mr. Wong was not been a director of any other reporting issuer.

     PETER SHANDRO has been a Director of the Company since September 3, 2004. Mr. Peter Shandro is a self employed business consultant. From 1999 to 2003 he was the CEO of XML Global Technologies, Inc., a software development company focused on data transformation and web-based transactional solutions. XML global Technologies is listed on the Over-the-Counter Bulletin Board. Mr. Shandro has business development, corporate finance, public offering and strategic planning experience in manufacturing, distribution, retail, medical devices, software development, transportation and oil and gas exploration, both as a principal and consultant through Wes-Sport Holdings Ltd., a company he founded in 1981. Mr. Shandro obtained a Bachelors of Science Degree with a concentration in Chemistry from the University of Alberta in 1965.

     As of the date of this Information Statement, no director or executive officer of the Company is or has been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

BOARD APPROVAL

     Based upon evaluation of the current directors, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to ratify the appointment of the current directors of the Company. The Board of Directors recommends the ratification of the appointment of Xianping Wang, Henry Jung, Reg Handford, Edward Wong and Peter Shandro, as directors of the Company and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          RATIFICATION OF SELECTION OF
                        MOORE STEPHENS ELLIS FOSTER LTD.
                        AS INDEPENDENT PUBLIC ACCOUNTANTS
                                 OF THE COMPANY

     As of September 4, 2004, Manning Elliot, Chartered Accoutants ("ME"), were the principal independent accountants of the Company. The Company has decided that it would be in the best interests of the Company to have ME remain as the principal independent accountants for the Company for the fiscal year ended June

30, 2004, and to then engage the services of an independent accountant, which has a current relationship with new management. Therefore, on September 4, 2004, the board of directors of the Company authorized and approved the engagement of Moore Stephens Ellis Foster Ltd. ("MSEF"), Chartered Accountants, 1650 West 1st Avenue, Vancouver, British Columbia, Canada, V6J 1G1 as the principal independent accountant for the Company for the fiscal year ending June 30, 2005.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of ME, there were no disagreements with ME which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ME, would have caused ME to make reference to the subject matter of the disagreements in connection with its respective reports. ME, as the Company's principal independent accountant, has not provided an adverse opinion or disclaimer of opinion to the Company's financial statements, nor has ME modified its respective opinion as to uncertainty, audit scope or accounting principles. The financial statements for fiscal year ended June 30, 2002 and 2003 did contain the principal independent accountant's modification of its opinion due to going concern uncertainties.

     The Company's principal independent accountant from October 1, 2004 onward will be Moore Stephens Ellis Foster Ltd., 1650 West 1st Avenue, Vancouver, British Columbia, Canada, V6J 1G1.

BOARD APPROVAL

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to ratify the selection of Moore Stephens Ellis Foster Ltd. as independent public accountants of the Company. The Board of Directors recommends ratification of Moore Stephens Ellis Foster Ltd. as independent public accountants of the Company for fiscal year ending June 30, 2005 and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          PROPOSALS BY SECURITY HOLDERS

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, 505 Burrard St., Suite 1880, Vancouver, British Columbia, Canada, V7X 1M6, Attention: Secretary, not later than September 6, 2004.


                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report of Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (604 681 3864) or by mail to 505 Burrard St., Suite 1880, Vancouver, British Columbia, Canada, V7X 1M6.


                                            By Order of the Board of Directors

                                            By:      /s/ Xianping Wang
                                               ---------------------------------
                                               Xianping Wang, President

                       EXHIBIT A TO INFORMATION STATEMENT
                         WRITTEN CONSENT OF SHAREHOLDERS

         Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Xinhua China Ltd., a Nevada corporation (the "Company"), do hereby take, consent, affirm and approve the following actions.

     WHEREAS the board of directors of the Company at a special meeting held on September 4, 2004 (the "Special Meeting") authorized and approved, subject to shareholder approval, certain corporate actions, which the board of directors deemed to be in the best interests of the Company; and its shareholders;

     WHEREAS the board of directors of the Company at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Company holding at least a majority of the voting power the certain corporate actions to be approved and authorized by such shareholders of the Company;

     WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power;

     WHEREAS  the   shareholders   who  have  signed  this  Written  Consent  of
Shareholders dated to be effective as of October 5, 2004 are shareholders of record as of September 6, 2004 and hold shares in excess of a majority of the Company's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Company and in the best interests of its shareholders; therefore, be it


                                        I

                   Approval of an Amendment to the Articles of
              Incorporation of the Company to Effectuate a Increase
                  In the Authorized Shares of Common Stock from
                    100,000,000 shares to 500,000,000 shares

     Resolved that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock of the Company from 100,000,000 shares to 500,000,000 shares, and furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed increase in the authorized shares of Common Stock of the Company at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that, an amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock of the Company from 100,000,000 shares to 500,000,000 shares be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary of State at the sole and absolute discretion of the Board of Directors of the Company.


                                       II

                   Approval of an Amendment to the Articles of
               Incorporation of the Company to Effectuate a Change
                  in Name of the Company to "Xinhua China Ltd."

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate a change in the name of the Company from Camden Mines Limited to "Xinhua China Ltd." or to such other name as may be approved by the Board of Directors of the Company, in its sole and absolute discretion, and as is acceptable with the appropriate regulatory authorities (the "Name Change"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Name Change at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that an amendment to the Articles of Incorporation of the Company to effectuate a change in name of the Company to "Xinhua China Ltd." be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary of State at the sole and absolute discretion of the Board of Directors of the Company.


                                       III
                      Approval of the Stock Option Plan for
                          Key Personnel of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the adoption of a stock option and incentive plan (the "Stock Option Plan") for the Company (a) to fix the maximum number of common shares for which options and incentive awards may be granted under the Stock Option Plan not to exceed Twenty Million (20,000,000) shares of common stock of the Company as at the date of adoption by the Board of Directors of the Stock Option Plan, (b) to specify that the exercise price for any incentive option granted under the Stock Option Plan may not be less than the fair market value of the applicable common shares on the date of grant, and (c) to specify that the options issued pursuant to the Stock Option Plan are non-transferable, except in accordance with the Stock Option Plan; all on the basis as set forth in the Stock Option Plan, a copy of which is attached to this Information Statement and is available for inspection by the shareholders of the Company; and furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Plan at any time without the further approval of the shareholders of the Company;

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve the Company's grant of stock options and/or incentive awards (which may have special rights attached to them) to such key personnel of the Company during the ensuing year and at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities and, in addition, approve the exercise of any such or outstanding stock options and/or incentive awards by such key personnel of the Company together with any amendment or amendments to any such stock option and/or incentive award agreements at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities (collectively, the "Stock Option Approvals"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Approvals at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve the preparation of and filing with the Securities and Exchange Commission a "Form S-8 - For Registration Under the Securities Act of 1933, as amended, of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans".


                                       IV

                   Ratification of the Appointment of Five (5)
                  Persons to Serve as Directors of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby ratify and approve the appointment of the following individuals to serve as directors of the Company until the next annual meeting of shareholders or until his respective successor shall have been duly elected and qualified:

          Xianping Wang,
          Henry Jung,
          Reg Handford,
          Edward Wong, and
          Peter Shandro


                                        V
                 Moore Stephens Ellis Foster Ltd. as Independent
                        Public Accountants of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve and ratify the selection of Moore Stephens Ellis Foster Ltd. as the independent public accountants for the Company for fiscal year ending June 30, 2005.


     EXECUTED to be effective as of the 5th day of October, 2004.


                                          SHAREHOLDERS:

Date: September 6, 2004                   Xianping Wang
                                          -----------------------------------
                                          Print Name

                                          /s/ Xianping Wang
                                          -----------------------------------
                                          Signature (Title if Appropriate)

                                          B-26 Oriental Kenzo, No. 48
                                          Dongzhimenwai, Dongcheng District
                                          Beijing, China  100027
                                          -----------------------------------
                                          Address

                                          45,000,000 (1)
                                          Number of Shares Held of Record

Date: September 6, 2004                   Reg Handford
                                          -----------------------------------
                                          Print Name

                                          /s/ Reg Handford
                                          -----------------------------------
                                          Signature (Title if Appropriate)

                                          505 Burrard St., Suite 1880
                                          Vancouver, B.C.
                                          Canada, V7X 1M6
                                          -----------------------------------
                                          Address

                                          12,000 (1)
                                          -----------------------------------
                                          Number of Shares Held of Record

Date: September 6, 2004                   Edward Wong
                                          -----------------------------------
                                          Print Name

                                          /s/ Edward Wong
                                          -----------------------------------
                                          Signature (Title if Appropriate)

                                          1045 Howe St., Suite 400
                                          Vancouver, B.C.
                                          Canada, V6Z 2A9
                                          -----------------------------------
                                          Address

                                          20,000 (1) (2)
                                          -----------------------------------
                                          Number of Shares Held of Record

Date: September 6, 2004                   Peter Shandro
                                          -----------------------------------
                                          Print Name

                                          /s/ Peter Shandro
                                          -----------------------------------
                                          Signature (Title if Appropriate)

                                          609 Granville St., Suite 880
                                          P.O. Box 10321, Pacific
                                          Centre Vancouver, B.C.
                                          Canada, V7Y 1G2
                                          -----------------------------------
                                          Address

                                          20,000 (1) (3)
                                          -----------------------------------
                                          Number of Shares Held of Record


--------------------------------------------------------------------------------
(1)  These are restricted shares of common stock.

(2) These shares are owned directly by Mr. Edward Wong's wife, and therefore, indirectly by Mr. Wong. Mr. Wong has shared voting and investment control over these shares.

(3) These shares are owned directly by Mr. Peter Shandro's wife, and therefore, indirectly by Mr. Shandro. Mr. Shandro has shared voting and investment control over these shares.

                                    EXHIBIT B
                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              CAMDEN MINES LIMITED

     "I, the undersigned Henry Jung, Chief Financial Officer of Camden Mines Limited (the "Company"), do hereby certify that the Board of Directors of said Company at a meeting duly convened and held on the 4th day of September, 2004, adopted a resolution to amend the original articles as follows:

                                A. ARTICLE FIRST

     The name of the corporation is Camden Mines Limited

     Article FIRST is hereby amended to read as follows:

     The name of the corporation is Xinhua China Ltd.


                                B. Article FOURTH

          The amount of the total authorized capital stock of the corporation is
     One  Thousand  Dollars  ($1,000.00)   consisting  of  One  Hundred  Million
     (100,000,000) shares of common stock of the par value of $0.00001 each.

     Article FOURTH is hereby amended to read as follows:

          The amount of the total authorized capital stock of the corporation is Five Thousand Dollars ($5,000.00) consisting of Five Hundred Million (500,000,000) shares of common stock of the par value of $0.00001 each.


     IN WITNESS WHEREOF, Camden Mines Limited has caused these presents to be signed in its name and on its behalf by Henry Jung, its Chief Financial Officer on this 6th day of September, 2004, and its Chief Financial Officer acknowledges that this Certificate of Amendment is the act and deed of Camden Mines Limited, and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


                                         CAMDEN MINES LIMITED.

                                         By: /s/ Henry Jung
                                            ---------------------------
                                            Henry Jung, Chief Financial
                                            Officer"

                                    EXHIBIT C

                              CAMDEN MINES LIMITED
                              --------------------

                      2004 STOCK OPTION AND INCENTIVE PLAN
                      ------------------------------------

1.   Purposes of the Plan.
--------------------------

     The purposes of this Plan are to (i) attract and retain the best available personnel for positions of responsibility within Camden Mines Limited (the "Company"), (ii) provide additional incentives to Employees of the Company,
(iii) provide Directors, Consultants and Advisors of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company and to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value, and
(iv) generally to promote the success of the Company's business and the interests of the Company and all of its stockholders, through the grant of options to purchase shares of the Company's Common Stock and other incentives.

     Incentive benefits granted hereunder may be either Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares, cash awards or other incentives determined by the board, as such terms are hereinafter defined. The types of options or other incentives granted shall be reflected in the terms of written agreements.

2.   Definitions.
-----------------

     As used herein, the following definitions shall apply:

     2.1  "Board" shall mean the Board of Directors of Camden Mines Limited.
           -----

     2.2  "Change  of  Control"  means a change in  ownership  or control of the
           -------------------
Company effected through any of the following transactions:

          (a) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

          (b) a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (c)  a Corporate Transaction as defined below.

     2.3  "Code"   shall  mean  the  US  Internal   Revenue  Code  or  analogous
           ----
legislation, as amended from time to time, and the rules and regulations promulgated thereunder.

     2.4  "Committee"  shall  mean  the  Committee  constituting  the  Board  in
           ---------
accordance with Section 4.1 of the Plan, if one is appointed.

     2.5  "Common Stock" or "Common  Shares" shall mean (i) shares of the common
           ------------      --------------
stock, no par value, of the Company described in the Company's Articles of Incorporation, as amended, and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 12 of this Plan.

     2.6  "Company" shall mean Camden Mines Limited, a Nevada  corporation,  and
           -------
shall include any parent or subsidiary corporation of the Company.

     2.7  "Consultants" and "Advisors" shall include any third party retained or
           -----------       --------
engaged by the Company to provide service to the Company, including any employee of such third party providing such services.

     2.8  "Corporate     Transaction"     means    any    of    the    following
           -------------------------
shareholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

          (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     2.9  "Date of Grant" means the date specified by the Board or the Committee
           -------------
on which a grant of Options, Stock Appreciation Rights, Performance Shares of Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective.

     2.10 "Deferral  Period"  means the  period of time  during  which  Deferred
           ----------------
Shares are subject to deferral limitations under Section 9.3 of this Plan.

     2.11 "Deferred Shares" means an award pursuant to Section 9 of this Plan of
           ---------------
the right to receive Common Shares at the end of a specified Deferral Period.

     2.12 "Director" shall mean a member of the Board.
           --------

     2.13 "Effective Date" shall have the meaning ascribed thereto in Section 6.
           --------------

     2.14 "Employee"  shall mean any person,  including  officers and directors,
           --------
employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company. For inclusiveness purposes, but not having legal effect as to obligations and liabilities, Employee in this Agreement may also encompass Consultants and Advisors where such is appropriate or where such is intended by the Board or by a particular grant hereunder.

     2.15 "Exchange  Act" shall mean the  Securities  Exchange  Act of 1934,  as
           -------------
amended, and all pertinent rules and regulations.

     2.16 "Fair  Market  Value"  shall  mean,  with  respect to the date a given
           -------------------
Option or other incentive is granted or exercised, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes but, in the case of an Incentive Stock Option, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per share shall be not less than the closing price for the Common Stock on the last trading day preceding the Date of Grant, as reported by the National Association of Securities Dealers Automated Quotation System - Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board or other exchange on which the Company is listed and as determined by the Board; provided, further, that if the Common Stock is not listed on any exchange, the Fair Market Value per share shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board.

     2.17 "Incentive  Agreement"  shall mean the written  agreement  between the
           --------------------
Company and the Participant relating to Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares and cash awards granted under the Plan, and shall include an Incentive Stock Option Agreement, Non-qualified Stock Option Agreement or other form of Agreement which may be approved by the Board.

     2.18 "Incentive Award" shall mean the award of one or more Incentives.
           ---------------

     2.19 "Incentive  Stock  Option"  shall mean an Option  which is intended to
           ------------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code, or any successor provision thereto.

     2.20 "Incentives"  shall mean those incentive benefits which may be granted
           ----------
from time to time under the terms of the Plan which include Incentive Stock Options, Non-qualified Stock Options, stock awards, Restricted Shares and cash awards.

     2.21 "Management   Objectives"   means  the   achievement   of  performance
           -----------------------
objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board or the Committee, Restricted Shares.

     2.22 "Non-qualified  Stock  Option" means an Option that is not intended to
           ----------------------------
qualify as a Tax-Qualified Option.

     2.23 "Option  Price" means the purchase  price payable upon the exercise of
           -------------
an Option.

     2.24 "Option"  means the right to purchase  Common  Shares from the Company
           ------
upon the exercise of a Non-qualified Stock Option or a Tax-Qualified Option granted pursuant to Section 7 of this Plan.

     2.25 "Optioned Stock" shall mean the Common Stock subject to an Option.
           --------------

     2.26 "Option Term" shall have the meaning ascribed to it in Section 7.3.
           -----------

     2.27 "Optionee" shall mean an Employee, Director,  Consultant or Advisor of
           --------
the Company who has been granted one or more Options.

     2.28 "Parent" shall mean a "parent  corporation,"  whether now or hereafter
           ------
existing, as defined in Section 424(e) of the Code.

     2.29 "Participant"  means  a  person  who is  selected  by the  Board  or a
           -----------
Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, director, or other employee of, or a Consultant or Advisor, to the Company, or (ii) has agreed to commence serving in any such capacity.

     2.30 "Performance  Period"  means,  in  respect of a  Performance  Share or
           -------------------
Performance Unit, a period of time established pursuant to Section 10 of this Plan within which the Management objectives relating thereto are to be achieved.

     2.31 "Performance  Share"  means  a  bookkeeping  entry  that  records  the
           ------------------
equivalent of one Common Share awarded pursuant to Section 10 of this Plan.

     2.32 "Performance  Unit"  means a  bookkeeping  entry  that  records a unit
           -----------------
equivalent to the Board selected monetary unit awarded pursuant to Section 10 of this Plan.

     2.33 "Plan" shall mean this Stock  Option and  Incentive  Plan,  as amended
           ----
from time to time in accordance with the terms hereof.

     2.34 "Restricted  Shares" means Common  Shares  granted or sold pursuant to
           ------------------
section 8 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 8.9 hereof has expired.

     2.35 "Rule 16b-3" means Rule 16b-3, as promulgated and amended from time to
           ----------
time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

     2.36 "Share"  shall  mean a share  of the  Common  Stock,  as  adjusted  in
           -----
accordance with Section 11 of the Plan.

     2.37 "Subsidiary"  shall mean a  "subsidiary  corporation,"  whether now or
           ----------
hereafter existing, as defined in Section 424(f) of the Code.

     2.38 "Tax Date"  shall mean the date an  Optionee  is  required  to pay the
           --------
Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

     2.39 "Tax-Qualified  Option"  means an Option  that is  intended to qualify
           ---------------------
under particular provisions of the Code, including without limitation an Incentive Stock Option.

     2.40 "Termination  Date" shall have the meaning ascribed thereto in Section
           -----------------
6.

3.   Common Stock Subject to the Plan.
--------------------------------------

     3.1 Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold or otherwise awarded under the Plan is Twenty Million (20,000,000) Common Shares. Any Common Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year. For the purposes of this Section 3:

          (a) Upon payment of cash in lieu of exercise provided by any award granted under this Plan, or upon expiration or cancellation of any award granted under this Plan, any Common Shares that were covered by such award and not issued shall again be available for issuance hereunder.

          (b) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

          (c) Performance Units that are granted under this Plan and are paid in Common Shares but are not earned by the Participant at the end of the Performance Period shall be available for future grants of incentives hereunder.

4.   Administration of the Plan.
--------------------------------

     4.1  Procedure.
          ----------

          (a) The Board shall administer the Plan and is the body responsible for the Plan; provided, however, that the Board may appoint a Committee consisting solely of two (2) or more "Non-Employee Directors" to conduct day-to-day administration of the Plan on behalf of the Board, in accordance with Rule 16b-3 and subject to the authority of the Board.

          (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of Rule 16b-3.

          (c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

          (d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this
Section 4.

     4.2  Power of the Board or the Committee
          -----------------------------------

          (a) Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Options or Incentive Awards to Participants; (ii) to determine, upon review of relevant information and in accordance with Section 2.16 of the Plan, the Fair Market Value of the Common stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7.14 of the Plan; (iv) to determine the number of Common Shares to be represented by each Option or Incentive Award; (v) to determine the Participants to whom, and the time or times at which, Options and Incentive Awards shall be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option and Incentive Award granted (which need not be identical) and, with the consent of the grantee thereof, modify or amend such Option or Incentive Award;
(ix) to accelerate or defer (with the consent of the grantee) the exercise date of any Option or Incentive Award; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Incentive Award previously granted by the Board; (xi) to accept or reject the election made by a grantee pursuant to Section 7.5 of the Plan; and
(xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (b) The Board or a Committee may delegate to an officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     4.3  Effect  of  Board  or   Committee   Decisions.   All   decisions   and
          ----------------------------------------------
determinations and the interpretation and construction by the Board or a Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Options, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board or a Committee pursuant to any provision of this plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all grantees and any other holders of any Option or Incentive Award granted under the Plan. No member of the Board or a Committee shall be liable for any such action taken or determination made in good faith.

5.   Eligibility.
-----------------

     Consistent with the Plan's purposes, Options and Incentive Awards may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board. Subject to the terms of the Plan, an Employee, Officer, Director, Consultant or Advisor who has been granted an Option or Incentive Award may, if he is otherwise eligible, be granted an additional Option or Incentive Award.

6.   Board Approval; Effective Date; Termination Date.
------------------------------------------------------

     The Plan shall take effect on September 3, 2004 (the "Effective Date"). The Plan shall terminate on September 3, 2014 (the "Termination Date"); accordingly, no Incentive Award or Option under this Plan may be granted after the Termination Date but the term of an award may extend beyond the Plan Termination Date.

7.   Stock Options.
-------------------

     The Board or the Committee may from time to time authorize grants to Participants of Options to purchase Common Shares upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     7.1  Options to be Granted; Terms.
          -----------------------------

          (a) Options granted pursuant to this Section 7 may be Non-qualified Stock Options or Tax-Qualified Options or combinations thereof. The Board or the Committee shall determine the specific terms of Options.

          (b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary that are necessary before the Options or installments thereof shall become exercisable.

          (c) Any grant of a Non-qualified Stock Option may provide for the payment to the Optionee of dividend equivalent thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

     7.2  Number of Shares  Subject to  Options.  Each grant  shall  specify the
          --------------------------------------
number of Common Shares to which it pertains. Successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

     7.3  Term of Option; Earlier Termination. Subject to the further provisions
          ------------------------------------
of this Section 7, unless otherwise provided in the Option Agreement, the term (the "Option Term") of each Option shall be five (5) years from the Date of Grant.

     7.4  Exercise Price.
          ---------------

          (a) Each grant shall specify an Option Price per Common Share for the Common Share to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee. Unless otherwise determined by the Board an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per share on the Date of Grant, and in the case of a Non-qualified Stock Option shall be no less than seventy-five percent (75%) of the Fair Market Value per share on the Date of Grant.

          (b) With respect to Incentive Stock Options, the aggregate Fair Market Value (determined as of the respective Date or Dates of Grant) of the Common Shares for which one or more options granted to any Optionee under this Plan may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year (under all employee benefit plans of the Company) shall not exceed $100,000. To the extent that the Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options under the deferral tax laws shall be applied on the basis of the order in which such options are granted. Should the number of Common Shares for which any Incentive Stock Option first becomes exercisable in any calendar year exceed the applicable $100,000 limitation, then that Option may nevertheless be exercised in such calendar year for the excess number of Shares as a Non-qualified Stock Option under the federal tax laws.

     7.5  Payment for  Shares.  The price of an  exercised  Option and any taxes
          --------------------
attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid as follows:

          (a) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of United States currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted or restricted Common Shares, which are already owned by the Optionee and have a market referenced value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board or the Committee may deem appropriate, including without limitation any form of consideration authorized pursuant to this Section 7 on such basis as the Board or the Committee may determine in accordance with this Plan, and (iv) any combination of the foregoing. The Board (or Committee) in its sole discretion may permit a so-called "cashless exercise" (net exercise) of the Options.

     In the event of a cashless exercise of the Option the Company shall issue the Option holder the number of Shares determined as follows:

          X = Y (A-B)/A

where:

          X = the number of Shares to be issued to the Optionholder.

          Y = the number of Shares with respect to which the Option is being exercised.

          A = the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Date of Exercise.

          B = the Exercise Price.

          (b) Any grant of a Non-qualified Stock Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are not subject to risk of forfeiture or restrictions on transfer in the manner determined by the Board. Unless otherwise determined by the Board or the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7.5(b), the Common Shares received by the Optionee upon the exercise of the Non-qualified Stock Option shall be subject to the same risks of forfeiture as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable Common Shares surrendered by the Optionee.

          (c) Any grant may allow for deferred payment of the Option Price through a sale and remittance procedure by which a Participant shall provide concurrent irrevocable written instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased Common Shares and remit to the company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Common Share, and (ii) the Company to deliver the certificates for the purchased Common Shares directly to such brokerage firm to complete the sale transaction.

          (d) The Board or Committee shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate.

     7.6  Rights as a  Stockholder.  Until the  issuance  (as  evidenced  by the
          -------------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Common Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the

Option. No adjustment will be made for a dividend or the right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     7.7  Loans or Installment Payments; Bonuses.
          ---------------------------------------

          (a) The Board or the Committee may, in its discretion, assist any Participant in the exercise of one or more awards under the plan, including the satisfaction of any federal, state, local and foreign income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such Participant; or (ii) permitting the participant to pay the exercise price or purchase price for the purchased shares in installments; or
(iii) a guaranty by the Company of a loan obtained by the Optionee from a third party; or (iv) granting a cash bonus to the Participant to enable the Participant to pay federal, state, local and foreign income and employment tax obligations arising from an award.

          (b) Any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Board or the Committee specifies in the applicable Incentive Agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any federal, state and local income and employment tax liability incurred by the Participant in connection with the acquisition of such shares. The amount of any bonus shall be determined by the Board or the Committee in its sole discretion under the circumstances.

          (c) The Board or the Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program may be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Board or the Committee may deem appropriate; provided, however, that the Board or the Committee shall not forgive that portion of any loan owed to cover the par value of the Common Shares.

     7.8  Exercise of Option.
          -------------------

          (a)  Procedure for Exercise.
               -----------------------

               (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board at the time of grant, an Option may be exercised in whole or in part. An Option may not be exercised for a fraction of a share.

              (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Common Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7.5 of the Plan.

             (iii) Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Common Shares as to which the Option is exercised.

          (b)  Termination of Status as an Employee.  Unless otherwise  provided
               -------------------------------------
in an Incentive Agreement, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board or due to death or disability, then the Option, to the extent not exercised, shall terminate on the date on which the Employee's employment by the Company is terminated. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his Option at any time within three (3) months after the date he ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of Incentive Stock Options extend more than three (3) months beyond termination of employment.

          (c)  Disability. Unless otherwise provided in the Incentive Agreement,
               -----------
notwithstanding the provisions of Section 7.8(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may exercise his Option at any time within six (6) months from the date of termination, but only to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of an Incentive Stock Option extend more than six (6) months beyond the date the Employee is unable to continue employment due to such disability.

          (d)  Death. Unless otherwise provided in the Incentive  Agreement,  if
               ------
an Optionee dies during the term of the Option and is at the time of his death an Employee who shall have been in continuous status as an Employee since the date of Grant of the Option, the Option may be exercised at any time within six
(6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that an Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. In no event may the period of exercise in the case of an Incentive Stock Option extend more than six (6) months beyond the date of the Employee's death.

     7.9  Option Reissuance. The Board or the Committee shall have the authority
          ------------------
to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under this
Section 7 and grant in substitution new Options under the Plan covering the same or a different number of Common Shares but with an exercise price not less than
(i) 75% of the Fair Market Value per share on the new Date of Grant or (ii) 100% of the Fair Market Value per share in the case of Incentive Stock Options.

     7.10 Incentive  Stock  Options - Disposition  of Shares.  In the case of an
          ---------------------------------------------------
Incentive Stock Option, a Participant who disposes of Common Shares acquired upon exercise of such Incentive Stock Option by sale or exchange (i) within two
(2) years after the Date of Grant of the Option, or (ii) within one (1) year after the exercise of the Option, shall notify the Company of such disposition and the amount realized upon such disposition.

     7.11 Incentive  Agreement.  Each grant shall be evidenced by an  agreement,
          ---------------------
which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

8.   Restricted Shares.
-----------------------

     Restricted Shares are shares of Common Stock which are sold or transferred by the Company to a Participant at a price which may be below their Fair Market Value, or for no payment, but subject to restrictions on their sale or other transfer by the Participant. The transfer of Restricted Shares and the transfer and sale of Restricted Shares shall be subject to the following terms and conditions:

     8.1  Number of Shares. The number of Restricted Shares to be transferred or
          -----------------
sold by the Company to a Participant shall be determined by the Board or Committee, if any.

     8.2  Sale Price.  The Board shall  determine  the prices,  if any, at which
          -----------
Restricted Shares shall be sold to Participant, which may vary from time to time and among Participants, and which may be below the Fair Market Value of such shares of Common Stock on the date of sale.

     8.3  Restrictions.  All  Restricted  Shares  transferred  or sold hereunder
          -------------
shall be subject to such restrictions as the Board may determine, including, without limitation, any or all of the following:

          (a) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Board or the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such Restricted Shares, or otherwise);

          (b) a requirement that the holder of Restricted Shares forfeit or resell back to the Company, at his cost, all or a part of such Restricted Shares in the event of termination of his employment during any period in which such Restricted Shares are subject to restrictions; and

          (c) a prohibition against employment of the holder of such Restricted Shares by any competitor of the Company or a subsidiary of the Company, or against such holder's dissemination of any secret or confidential information belonging to the Company or a subsidiary of the Company.

     8.4  Escrow.  In order to  enforce  the  restrictions  imposed by the Board
          -------
pursuant to Section 8.3 above, the Participant receiving Restricted Shares shall enter into an agreement with the Company setting forth the conditions of the grant. Restricted Shares shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.

     8.5  End of  Restrictions.  Subject to Section  8.3, at the end of any time
          ---------------------
period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, such Restricted Shares will be delivered, free of all restrictions, to the Participant or to the Participant's legal representative, beneficiary or heir.

     8.6  Stockholder.  Subject to the terms and  conditions  of the Plan,  each
          ------------
Participant receiving Restricted Shares shall have all the rights of a stockholder with respect to such shares of stock during any period which such shares are subject to forfeiture and restrictions on transfer, including, without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to the Restricted Shares shall be paid to the Participant currently.

     8.7  Ownership of Restricted Shares. Each grant or sale shall constitute an
          -------------------------------
immediate transfer of the ownership of the Restricted Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the "substantial risk of forfeiture" and restrictions on transfer referred to hereinafter.

     8.8  Additional  Consideration.  Each  grant  or sale  may be made  without
          --------------------------
additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value per share on the Date of Grant.

     8.9  Substantial Risk of Forfeiture.
          -------------------------------

          (a) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board or the Committee on the Date of Grant.

          (b) Each grant or sale shall provide that, during the period for which substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board or the Committee on the Date or Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

     8.10 Dividends.  Any grant or sale may require that any or all dividends or
          ----------
other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board of the Committee may determine.

     8.11 Additional Grants.  Successive grants or sales may be made to the same
          ------------------
Participant regardless of whether any Restricted Shares previously granted or sold to a Participant remain restricted.

9.   Deferred Shares.
---------------------

     The Board or the Committee may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     9.1  Performance  Conditions.  Each  grant  or sale  shall  constitute  the
          ------------------------
agreement by the Company to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board or the Committee may specify.

     9.2  Additional  Consideration.  Each  grant  or sale  may be made  without
          --------------------------
additional consideration from the Participant or in consideration of a payment by the participant that is less than the Fair Market Value per shares on the Date of Grant.

     9.3  Deferral  Period.  Each grant or sale shall  provide that the Deferred
          -----------------
Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board or the Committee on the Date of Grant.

     9.4  Ownership of Shares. During the Deferral Period, the Participant shall
          --------------------
not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board or the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

     9.5  Additional Grants.  Successive grants or sales may be made to the same
          ------------------
Participant regardless of whether any Deferred Shares previously granted or sold to a Participant have vested.

     9.6  Agreement.  Each grant or sale  shall be  evidenced  by an  agreement,
          ----------
which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

10.  Performance Shares and Performance Units.
----------------------------------------------

     The Board or the Committee may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board or the Committee may determine in accordance with the following provisions:

     10.1 Number.  Each grant shall specify the number of Performance  Shares or
          -------
Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

     10.2 Performance  Period.  The  Performance  Period  with  respect  to each
          --------------------
Performance Share or Performance Unit shall be determined by the Board or the Committee on the Date of Grant.

     10.3 Management Objectives.
          ----------------------

          (a) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed or with respect to which the participant provides consulting services.

          (b) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (c) The Board or the Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board or the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

     10.4 Payment.
          --------

          (a) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board or the Committee the right to elect among those alternatives.

          (b) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board or the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, on the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Board or the Committee Shares on the Date of Grant.

     10.5 Dividends.  On or after the Date of Grant of Performance  Shares,  the
          ----------
Board or the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

     10.6 Additional  Grants.   Successive  grants  may  be  made  to  the  same
          -------------------
Participant regardless of whether any Performance Shares or Performance Units granted to any Participant have vested.

     10.7 Agreement. Each grant shall be evidenced by an agreement,  which shall
          ----------
be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board or the Committee may determine consistent with this Plan.

11.  Adjustments Upon Changes in Capitalization or Merger.
----------------------------------------------------------

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Incentive Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options nor Incentive Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Incentive Award, as well as the price per share of Common Stock covered by each such outstanding Option or Incentive Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option or Incentive Award.

     In the event of the proposed dissolution or liquidation of the Company, all Options and Incentive Awards will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise of its sole discretion in such instances, declare that any Option or Incentive Award shall terminate as of a date fixed by the Board and give each holder the right to exercise his Option or Incentive Award as to all or any part thereof, including Shares as to which the Option or Incentive Award would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option or Incentive Award shall be assumed or an equivalent Option or Incentive Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option or Incentive Award as to all of the Shares, including Shares as to which the Option or Incentive Award would not otherwise be exercisable. If the Board makes an Option or Incentive Award exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option or Incentive Award shall be fully exercisable for a period of sixty (60) days from the date of such notice (but not later than the expiration of the term of the Option or Incentive Award), and the Option or Incentive Award will terminate upon the expiration of such period.

12.  Transferability.
---------------------

     Except to the extent otherwise expressly provided in an award, the right to acquire Common Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by a Participant and any attempt by a Participant to do so will be null and void. However Option or Incentive Awards granted under this Plan may be transferred by a Participant by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. Unless assigned in accordance with the terms of an award, options and other awards granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

13.  Time of Granting Incentives.
---------------------------------

     The Date of Grant of an Option or Incentive Award shall, for all purposes, be the date on which the Board or Committee makes the determination granting such Option or Incentive Award. Notice of the determination shall be given to each Participant to whom an Option or Incentive Award is so granted within a reasonable time after the date of such grant.

14.  Amendment and Termination of the Plan.
-------------------------------------------

     14.1 The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote thereon, to the extent required by law, rule or regulation:

          (a) Any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

          (b) Any change in the designation of the persons eligible (or any change in the class of Employees eligible, in the case of Incentive Stock Options) to be granted Options or Incentive Awards involving Shares; or

          (c)  If the Company has a class of equity  security  registered  under
Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

     14.2 Notwithstanding the foregoing, stockholder approval under this Section 14 shall only be required at such time as (A) any rules of the National Association of Securities Dealers' Automated Quotation System-National Market System shall require stockholder approval of a plan or arrangement pursuant to which Common Stock may be acquired by officers or directors of the Company, and/or (B) any rule or regulation promulgated by the Securities and Exchange Commission, or (C) if Section 422 of the Code shall require shareholder approval of an amendment to the Plan.

     14.3 Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.4 Notwithstanding the foregoing, this Plan shall terminate upon the earlier of (i) the Termination Date or such earlier date as the Board shall determine, or (ii) the date on which all awards available for issuance in the last year of the Plan shall have been issued or canceled. Upon termination of the Plan, no further awards may be granted, but all grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing such grants.

15.  Withholding Taxes.
-----------------------

     The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board or the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

16.  Corporate Transaction or Change of Control.
------------------------------------------------

     The Board or the Committee shall have the right in its sole discretion to include with respect to any award granted to a Participant hereunder provisions accelerating the benefits of the award in the event of a Corporate Transaction or Change of Control, which acceleration rights may be granted in connection with an award pursuant to the agreement evidencing the same or at any time after an award has been granted to a Participant.

17.  Miscellaneous Provisions.
------------------------------

     17.1 Plan Expense.  Any expenses of administering  this Plan shall be borne
          -------------
by the Company.

     17.2 Construction of Plan. The place of administration of the Plan shall be
          ---------------------
in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Nevada without regard to conflict of law principles and, where applicable, in accordance with the Code.

     17.3 Other Compensation. The Board or the Committee may condition the grant
          -------------------
of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.



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                                      -43-



     17.4 Continuation  of  Employment  or Services.  This Plan shall not confer
          ------------------------------------------
upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its employees.

     17.5 Tax-Qualified  Options.  To the extent that any provision of this Plan
          -----------------------
would prevent any Option that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option; provided, however, that any such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

     17.6 Certain  Terminations of Employment or Consulting  Services,  Hardship
          ----------------------------------------------------------------------
and Approved Leaves of Absence. Notwithstanding any other provision of this Plan
-------------------------------
to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 8 of this Plan, the Board or the Committee may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     17.7 Binding Effect.  The provisions of the Plan shall inure to the benefit
          ---------------
of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacees and their permitted assignees.

     17.8 Exchange Act Compliance. With respect to persons subject to Section 16
          ------------------------
of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

     17.9 Conditions upon Issuance of Shares.
          -----------------------------------

          (a) Shares shall not be issued pursuant to the exercise of an Option or Incentive Award unless the exercise of such Option or Incentive Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option or Incentive Award, the Company may require the person exercising such Option or Incentive Award to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

          (c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17.10  Fractional Shares.  The Company  shall not be  required to issue any
            ------------------
fractional Common Shares pursuant to this Plan. The Board or the Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     17.11  Reservation  of  Shares.  The Company  will at all times reserve and
            ------------------------
keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17.12  Indemnification. In addition to such other rights of indemnification
            ----------------
as they may have as members of the Board, the members of the Board and of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Incentive Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member undertakes to handle and defend it on his own behalf.

     17.13  Gender.  For  purposes  of this  Plan, words  used in  the masculine
            -------
gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

     17.14  Use of Proceeds. Any cash  proceeds received by the Company from the
            ----------------
sale of Common Shares under the Plan shall be used for general corporate purposes.

     17.15 Regulatory Approvals.
           ---------------------

          (a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Common Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Common Shares issued pursuant to it.

          (b) No Common Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Common Shares issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Shares are then listed for trading.

     17.16  Other Tax Matters.  Reference  herein to  the Code and any described
            ------------------
tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America or any state or territory thereof and include all amendments to the Code enacted hereafter.